INTELLICHECK MOBILISA™

Leading the way in Identity and Wireless Solutions

Presentation to IDN Shareholders' Meeting

Nelson Ludlow, PhD

Chief Executive Officer

November 9, 2010

Jericho, Long Island, NY

Safe Harbor Statement

- Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or return the company to profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Outline

- Our Company
- Year in Review
- Why Invest in IDN?
- Questions and Answers



Our Company

A leading security company building world-class identity and wireless systems

Our ID Markets
- Safe Credit Card Application
- Access Control
- Visitor/Vendor Management
- Banks / Retail
- Hotel Check In
- Pharmacies
- Age Verification



Our Wireless Markets
- Port Security
- Navy / Ship-to-Ship
- Wireless Planning Tools
- Oil Spill Monitoring

Technology
- 10 Patents and 13 Patents Pending
- Software Licensed to 100+ Companies
- Reading and Validating Drivers Licenses
- US & CAN DL's, Military, PIV, TWIC, Passports
- Matching IDs to Wanted Posters

Board of Directors



John Paxton
Chairman



Woody McGee
Director



General "Buck" Bedard
Director



Guy Smith
Director



Nelson Ludlow
Director



Bonnie Ludlow
Director

Senior Management Team



Steve Williams
Chief Operating Officer



Peter Mundy
Chief Financial Officer



Russ Embry
Chief Technical Officer



Bill Roof, PhD
Wireless



Scott Jacobs
Government ID



Cliff Link
Homeland Security

Company Overview

- NYSE Amex: IDN
- History
  - Founded in 1994
  - IPO AMEX in 1999
  - Mobilisa Merger 2008
  - Positive Access Acquisition 2009
- 50+ F/T Employees
- HQ in Washington State
  - Alexandria VA
  - Long Island NY
- TTM (combined) $12M+
- Already 4x Revenue of 2007
- Recognized as the Drivers License Reading Experts


IDN
INTELLICHECK MOBILISA
IDN
AMERICAN
STOCK EXCHANGE
Equities Options ETFs

Some of Our Customers

- Wal-Mart
- GE Finance
- JP Morgan Chase
- Barclays
- L-1
- LL Bean
- Disney
- ATT
- Verizon
- Toys-R-Us
- US Army
- US Navy
- US Air Force
- Marine Corps
- Air National Guard
- National Geospatial Agency
- NASA
- Veterans Administration
- DHS

Commercial Identity Systems

- Identity Functional Areas:
  - ID Data Capture
  - DL Validation
  - Age Verification
- Markets
  - Retail
  - Financial
  - Grocery
  - Hospitality
  - Law Enforcement





- Products
  - Software
  - Desktop / Browsers
  - Handheld
  - Tailored Hardware





Government Identity Systems

- Identity Functional Areas:
  - Access Control
  - Visitor Center
  - Vendor Validation
- Markets
  - Federal Installations
    - 80+ Locations
  - Military – Defense ID®
  - Sea Ports - TWIC
  - DHS
- Products
  - IM2500 - Defense ID®
  - IM2700 - TWIC
  - IM3000 Visitor – Vendor station and ID Card issue




Scan IDs
14:00
STOP!
Violent BOLO Match
Match On Name
Details...
ID Number
G350297958226
Sex
M
Exp. Date
2008JUN26
Ht
6-00
Wt
200
Last Name
GOODWIN
Eyes
GRN
DOB
1958JUN26
First Middle Suffix
GLEN STEWART
Take Photo
Incident



Wireless Systems / Port Security

- Wireless Functions:
  - High Speed Data
  - Wireless Over Water™
  - Security Focused
  - Dirty Bomb Sensors
- Markets
  - Military
  - Coast Guard
  - Homeland Security
  - Oil Spill Monitoring


Radio Tower
Radio Link
Radio Link
Sensor Buoy
Sensor Buoy
Radio Link
Radio Link
Sensor Buoy

Revenue Growth*

* See 10-K for Specific Financials. If any discrepancy, the 10-K is the correct document.


12000
8000
4000
0
2004
2005
2006
2007
2008
2009
Revenue

- 2005-2007 Revenue was 47.3% Growth which placed IDN as 44th fastest growing public
- 2006-2008 Revenue has increased to 215% Growth – 6th fastest growing overall
- 2007-2009 – 2nd Fastest Growing Public Company – Puget Sound Business Journal

- 2004-2008 Revenue increased 790% - 170th fastest growing in North America (Deloitte)
- 2005-2009 Revenue – 230rd Fastest Growing in North America (Deloitte FAST 500)

Stock Information

- **(NYSE Amex: IDN)**

- Price: (close at Nov 8th) $1.25
- 50-Day Moving Average $1.23
- 200-Day Moving Average $1.39
- 52-week range: $0.95 – $4.83

- Market Cap: ~$34M
- Shares Outstanding: 26.95M
- % Insider Ownership: 46.42%
- Institution Ownership: 4.40%
- Short Position: 1.8%



Source: Yahoo Finance – 8 Nov 2010, http://finance.yahoo.com/q/ks?s=IDN

2009-2010 Overview / Investors

- Investor Relations Group
- Met with Several Analysts
  - Roth, Needham, JMP, Morgan Keegan, Stanford, Morgan Stanley, JP Morgan, Jessup and Lamont, RBC, Thomas Weisel, Rodman and Renshaw, Dougherty Markets, Imperial, Morgan Joseph, Lazard
- National Press
  - Underwear Bomber, Times Square Bomber, Sen Schumer Press Conference
  - Fox News, Street.com, WSJ, Boston Globe, Federal Comp Weekly, News Day
  - TV: NBC National News, CBS NY, LI 12, Canada BNN, KIRO Radio
- Price – Up 127% / Down 22%
  - $1.65 (Dec 31,2008) -> $3.75 (Dec 31, 2009) -> $1.25 (Nov 8, 2010)
- Volume – Up 293% / 748%
  - (2008) 3,957,600 Total Volume or Daily Average of 15,643
  - (2009) 15,563,900 Total Volume or Daily Average of 61,762
  - (2010) 28,398,300 Total Volume (so far) Daily average of 132,702

Year in Review 1

Over last twelve months

(Since the last shareholder meeting Oct 27, 2009)

- Won most promising new technology for best harbor security for our buoy program
- Hired Dr Bill Roof to lead Wireless Programs
- We announced we will vigorously defend ourselves against an unfounded lawsuit filed on December 1st, 2009
- Win security contract for Port Authority of New York / New Jersey for TWIC Readers

Year in Review 2

- Underwear Bomber tries to bring down US Aircraft on Christmas
- TSA buys ID unit for evaluation
- COO Interviewed on Fox News
- CEO Interviewed by Street.com
- Air Force awards Authority to Operate for our Defense ID product
- Commercial Sale to national firework chain
- Price rose to $4.83 in 10M Share Volume

Year in Review 3

- More News as ID card solution for increasing airline security
- Army Fort Stewart buys Defense ID systems
- Rooms To Go buys ID Check system
- Alliance Data Systems starts pilot testing of Intellicheck ID Check products
- WSJ says very affordable technology for airline security
- Selected as Russell top performing MicroCap for 2009

Year in Review 4

- Yuma Proving Ground buys Defense ID
- Make our TWIC Reader product compatible with AMAG products
- Receive Lenel Certification for our access control products for compatibility with their products
- New Feature in access control by FIXS integration and ability live scan a military ID card directly the source issuing the ID card
- Navy Case Study for WOW Technology

Year in Review 5

- Times Square Bomber
- More news coverage: NBC National, CBS NY, Canadian Business News Network
- Woody McGee, CEO of Fleet Pride joins Board of Directors, former CFO of Telxon
- Scott Jacobs, former Deputy Under Secretary of Defense for Intelligence, joins company to lead Government Identity Systems

Year in Review 6

- Intellicheck Mobilisa demonstrates NO FLY list scanner for Time Square Bomber
- Senator Schumer holds press conference from company's Long Island offices
- Intellicheck Mobilisa listed as fastest growing company for fifth straight year by Puget Sound Business Journal
  - 2010 announced as the 2nd fastest growing public company in Pacific Northwest Region

Year In Review 7

- Established New Public Safety Advisory Board
  - Ronnie Carter – Former ATF Acting Director
  - Major General Jack A. Davis - USMC – Retired
  - James "Dan" Linehan – Retired Sheriff, Rockingham County
  - Professor Sheldon Greenberg – Assoc. Dean of Education, Public Safety Division, Johns Hopkins University
- Successfully Launched New Fugitive Finder Product – Complete with NCIC Criminal Checks

Year in Review 8

- Fort AP Hill starts using Defense ID
- Cliff Link, formerly with the US Navy and Deloitte, joins IDN to lead their Homeland Security Business Development
- 29 Palms Marine Corps base buys Defense ID
- Army Fort Leonard Wood buys Defense ID
- Camp Atterbury buys Defense ID
- Named Top 3 Finalist for Ernst & Young Entrepreneur of the Year – Technology Company

Year in Review 9

- Move to new offices in Jericho, NY
- US Navy Awards Additional $500k Wireless Contract
- Fort Jackson buys Defense ID
- Port of Houston installs TWIC Readers
- Company Ranked #230 on Deloitte's Technology Fast500 List of all North American Companies
- Signed partnership with Micros for integrating our DL reading with their Hospitality products

Investment Considerations

- Broad market potential
  - *230 Million Drivers Licenses in North America*
- Technology leadership backed by multiple patents
  - *IDN owns Drivers License Reading patents*
  - *Acquired Leading Competitor*
- No Debt, Sufficient Capital, Safe Contracts
- Increasing Volume and Awareness
  - Trading Volume increased 748%
  - Russell Top Performing Microcap for 2009
- Market Leader expanding into other markets
  - *Military and Retail expanding into Ports, Hospitality and Banking*
  - *Increase in Sales Force, partnering with market leaders*


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